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                                                                    EXHIBIT 99.1




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                                [UST LETTERHEAD]

Lisa B. Winjum          FOR FURTHER INFORMATION CONTACT:      Mark A. Rozelle
Media Relations                                               Investor Relations
(203) 622-3549                                                (203) 622-3520

               KENTUCKY COURT SETS REDUCED BOND AMOUNT REQUIREMENT
              FOR UST INC. IN ANTITRUST CASE/UST WILL PURSUE APPEAL
                              TO OVERTURN JUDGMENT


         GREENWICH, CONN, August 11, 2000 - UST Inc. (NYSE:UST) today announced that on August 10, 2000, in ruling on its post-trial motions filed in the lawsuit brought by Conwood Corporation, L.P., the federal district court granted the Company's request that the appeal bond be set substantially below the judgment amount, although it did not vacate or reduce the judgment. The court also granted to Conwood certain injunctive relief which will not become effective until September 1, prior to which the Company will seek a further stay during the pendency of any appeal. Under the court's order, the bond requirement was set at $500 million, and the Company is proceeding to post the bond.

         UST Chairman and Chief Executive Officer Vincent A. Gierer, Jr. stated:
"While the reduced bond strengthens our objective of preserving the dividend and will be significantly less costly than originally anticipated, the Company is disappointed with the court's decision not to vacate or, alternatively, reduce the judgment. The Company strongly believes, as reinforced by recent decisions by two courts of appeal in cases similar to ours, that the antitrust laws have been misapplied in our case and that the trial record was insufficient to support the jury's finding both as to liability and damages. Simply put, we believe that the judgment is erroneous in light of the highly competitive nature of the smokeless tobacco marketplace, because the Company's marketing practices which were at issue in this case are standard industry practices and consistent with well-established antitrust principles, and because neither Conwood nor other competitors were damaged by the Company's conduct. We remain committed to taking all steps necessary to have this judgment reversed."

         The Company will promptly appeal the district court's judgment to the Sixth Circuit Court of Appeals.


         UST, THROUGH ITS SUBSIDIARIES, IS A LEADING PRODUCER AND MARKETER OF MOIST SMOKELESS TOBACCO PRODUCTS INCLUDING COPENHAGEN, COPENHAGEN LONG CUT, SKOAL, SKOAL LONG CUT, SKOAL BANDITS, ROOSTER AND RED SEAL. OTHER CONSUMER PRODUCTS MARKETED BY UST SUBSIDIARIES INCLUDE PREMIUM WINES SOLD NATIONALLY THROUGH THE CHATEAU STE. MICHELLE, COLUMBIA CREST AND VILLA MT. EDEN WINERIES AS WELL AS SPARKLING WINE PRODUCED UNDER THE DOMAINE STE. MICHELLE LABEL AND PREMIUM CIGARS INCLUDING DON TOMAS, DON TOMAS SPECIAL EDITION, ASTRAL AND HABANO PRIMERO.

ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, WHICH ADDRESS ACTIVITIES, OR ACTIONS THAT THE COMPANY EXPECTS OR ANTICIPATES WILL OR MAY OCCUR IN THE FUTURE, AND OTHER SUCH MATTERS ARE FORWARD-LOOKING STATEMENTS. TO TAKE ADVANTAGE OF THE SAFE HARBOR PROVIDED BY THE PRIVATE SECURITIES LITIGATION
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REFORM ACT OF 1995, THE COMPANY IS IDENTIFYING CERTAIN FACTORS THAT COULD CAUSE
ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY.

ANY ONE, OR A COMBINATION, OF THESE FACTORS COULD MATERIALLY AFFECT THE RESULTS OF THE COMPANY'S OPERATIONS. THESE FACTORS INCLUDE COMPETITIVE PRESSURES, CHANGES IN CONSUMER PREFERENCES, WHOLESALER ORDERING PATTERNS, CONSUMER ACCEPTANCE OF NEW PRODUCT INTRODUCTIONS AND OTHER MARKETING INITIATIVES, UNCERTAINTIES ASSOCIATED WITH ONGOING AND FUTURE LITIGATION, LEGAL AND REGULATORY INITIATIVES (INCLUDING THOSE DESCRIBED UNDER ITEMS 1 AND 3 OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND FORM 8-K, AND IN THE FIRST QUARTER 10-Q), AND CONDITIONS IN THE CAPITAL MARKETS. FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY ARE BASED ON KNOWLEDGE OF ITS BUSINESS AND THE ENVIRONMENT IN WHICH IT OPERATES, BUT BECAUSE OF THE FACTORS LISTED ABOVE, AS WELL AS OTHER FACTORS BEYOND THE CONTROL OF THE COMPANY, ACTUAL RESULTS MAY DIFFER FROM THOSE IN THE FORWARD-LOOKING STATEMENTS.